UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

Adamas One Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41560	83-1833607
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

17767 N. Perimeter Dr., Ste. B115

Scottsdale, AZ 85255

(Address of principal executive offices)

(480) 356-8798

(Registrant’s telephone number, including area code)

_________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	JEWL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD.

As previously disclosed, on August 21, 2024, Adamas One Corp. (the “Company”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that, per Nasdaq Listing Rule 5250(c)(1) (the “Filings Rule”), the Company was delinquent in filing its Quarterly Report on Form 10-Q for the period ended June 30, 2024, which served as an additional basis for delisting the Company’s securities from Nasdaq (previous delinquency and delisting letters from the Listing Qualifications Department and a decision letter from the Nasdaq Hearings Panel that heard the Company’s appeal on May 30th (the “Panel”) were disclosed in Current Reports on Form 8-K the Company previously filed).

On September 3, 2024, the Company received a letter from the Panel that, due to the Company not curing its previous 10-K and 10-Q filing delinquencies until after the expiration of the August 20th deadline (a deadline extended from July 29th by the Panel at the Company’s request) and, as of September 3rd, the Company not demonstrating compliance with the Filings Rule (with the June 30th 10-Q not having been filed prior to September 3rd), the Panel had determined it would delist the Company’s common stock from Nasdaq. Trading in the common stock was suspended at the open of trading on September 5th. The Company’s common stock is currently quoted on the OTC Pink Limited Information marketplace maintained by OTC Markets Group, Inc.  Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission after applicable appeal periods have lapsed. The Company does not plan to appeal the Panel’s decision.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMAS ONE CORP.

Dated: September 9, 2024	By:	/s/ John G. Grdina
	Name: Title:	John G. Grdina President and Chief Executive Officer